                                                                   Exhibit 10.35




                        AMENDMENT TO EMPLOYMENT AGREEMENT
                        ---------------------------------

         This Amendment to Employment Agreement (this "Amendment") dated as of October 1, 1997, by and between PRECISION RESPONSE CORPORATION, a corporation organized and existing under the laws of the State of Florida (hereinafter referred to as "Employer"), and BERNARD J. KOSAR, JR. (hereinafter referred to as "Employee").

                                   WITNESSETH

         WHEREAS, Employer currently employs Employee pursuant to that certain Employment Agreement dated as of February 19, 1997 by and between Employer and Employee (the "Employment Agreement"); and

         WHEREAS, Employer and Employee desire to amend certain of the provisions of the Employment Agreement as set forth herein.

         NOW THEREFORE, the parties agree that the Employment Agreement shall be amended as follows:

         1. A new sentence shall be added at the end of Section 2 as follows:

                  "This Employment Agreement shall automatically renew for successive one year terms (each a "Renewal Term") unless Employer or Employee shall notify the other in writing of its or his decision not to renew this Employment Agreement at least 60 days prior to the expiration of the Employment Term or any Renewal Term."

         2. The last sentence of Section 3 of the Employment Agreement shall be deleted in its entirety. The parties hereby acknowledge that the Employee's duties and services pursuant to Section 4 of the Employment Agreement will be performed on a full time basis.

         3. Subsection 5.A. of the Employment Agreement shall be amended by changing the Salary (as defined therein) from $150,000 to $275,000. The change in the amount of Salary shall be effective as of May 1, 1997 and Employer shall pay the higher amount of Salary to Employee retroactive to such date.

         4. A new subsection 5.C. shall be added as follows:

            "C. Employee shall further receive an additional quarterly bonus for each calendar quarter during the term hereof (the "Additional

            Quarterly Bonus Amount"), which shall be based upon the amount by which Employer's actual quarterly revenues equal or exceed the consensus quarterly revenues forecast of those securities analysts who follow the Employer as such consensus forecast is determined and published by First Call as of the beginning of the applicable year without giving effect to any upward or downward adjustments thereto during such year (the "First Call Forecast"), as follows: if the Employer's actual revenues for any calendar quarter are (i) at least 100% but less than 105% of the First Call Forecast, then the Additional Quarterly Bonus Amount shall be $37,500, (ii) at least 105% but less than 110% of the First Call Forecast, then the Additional Quarterly Bonus Amount shall be $43,750, (iii) at least 110% but less than 120% of the First Call Forecast, then the Additional Quarterly Bonus Amount shall be $50,000, (iv) at least 120% but less than 125% of the First Call Forecast, then the Additional Quarterly Bonus Amount shall be $56,250 and (v) 125% or more of the First Call Forecast, then the Additional Quarterly Bonus Amount shall be the amount set forth in the foregoing item (iv) plus an amount (if any) determined by the Employer in its sole discretion. The Additional Quarterly Bonus Amount, if any, shall be paid during the term hereof within 45 days after the end of each calendar quarter ending on March 31, June 30 and September 30 and within 90 days after the calendar quarter ending on December 31, with each such Additional Quarterly Bonus Amount to be determined based upon the actual quarterly revenues as compared to the First Call Forecast for such quarter. With respect to the first three quarters of 1997, any Additional Quarterly Bonus Amount due hereunder for such three quarters shall be paid within 45 days after September 30, 1997. The Additional Quarterly Bonus Amount shall be subject to payroll deductions and tax withholdings in accordance with Employer's usual payroll practices and as required by law."

         5. A new subsection 9.F. shall be added as follows:

            "F. COMPENSATION UPON TERMINATION WITHOUT CAUSE AFTER A CHANGE IN CONTROL. Notwithstanding anything in Subsection E. of this Section 9 to the contrary, in the event that Employer terminates Employee's employment under this Employment Agreement without Cause within one hundred eighty (180) days after a Change of Control (as defined hereinafter), Employee's sole and exclusive compensation and remedy hereunder shall be to receive from Employer, and Employer shall pay and/or provide, (i) the amount of Salary and Additional Quarterly Bonus Amount, if any, accrued and unpaid through the date of termination, and the amounts and items payable or to be provided under Section 6 through the date of termination, payable within thirty (30) days following termination of employment, (ii) the Salary that Employee would have received during the one year period following the date of termination of Employee's employment, as and when it would have been payable if Employee had remained an employee of Employer for such additional one year period and (iii) an amount equal to the aggregate of the Additional Quarterly Bonus Amount, if any, earned by Employee over the four calendar quarters immediately prior to the date of termination of Employee's employment, payable in four equal, consecutive quarterly installments commencing three (3) months from the date of termination. For purposes of this Subsection F., a "Change in Control" means that (1) neither Mark Gordon (for these purposes, counting all common stock directly or indirectly beneficially owned by Mark Gordon's Affiliates) nor David Epstein (for these purposes, counting all common stock directly or indirectly beneficially owned by David Epstein's Affiliates) beneficially owns at least 10% of the issued and outstanding common stock of the Company or its successor, (2) neither Mark Gordon (for these purposes, counting all common stock directly or indirectly beneficially owned by Mark Gordon's Affiliates) nor David Epstein (for these purposes, counting all common stock directly or indirectly beneficially owned by David Epstein's Affiliates) is the stockholder beneficially owning the highest number of issued and outstanding shares of common stock of the Company or its successor, or (3) neither Mark Gordon nor David Epstein occupies the position of Chairman of the Board, Chief Executive Officer or President of the Company. "Affiliate" means, for these purposes, with respect to Mark Gordon or David Epstein, an immediate family member of his, a trust principally for his benefit and/or the benefit of his family members and/or lineal descendants, or a family limited partnership or any other entity the direct or indirect beneficial or pecuniary owners of which are, principally, him, his immediate family members and/or trusts principally for the benefit of him, his family members and/or lineal descendants. "Immediate family members" mean for these purposes, with respect to Mark Gordon or David Epstein, his spouse, children, parents, siblings or other lineal descendants."

         6. Employer acknowledges that Employer has, on October 1, 1997, granted to Employee stock options to acquire an additional 165,000 shares of Employer's common stock pursuant to the Plan and the Stock Option Agreement attached as Exhibit "A" to this Amendment:

         7. The parties acknowledge that the stock options granted to Employee pursuant to those certain Stock Option Agreements dated as of July 26, 1996, January 2, 1997 and February 18, 1997, have been repriced on October 1, 1997 and otherwise modified as provided in the Amendments to Stock Option Agreement which are attached hereto as Exhibits "B," B-1" and "B-2," respectively.

         8. Except as otherwise specifically modified by this Amendment, all terms, conditions and provisions of the Employment Agreement shall remain effective and shall continue to operate in full force throughout the entire term of the Employment Agreement, as amended hereby.

         9. This Amendment shall be governed by and construed pursuant to the laws of the State of Florida.

         10. This Amendment may be executed in counterparts, each of which shall be an original, but both of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.


                                            EMPLOYER:



                                            PRECISION RESPONSE CORPORATION,
                                            a Florida corporation




                                            By: /s/ David Epstein
                                                -------------------------------
                                                Name: David Epstein
                                                Title: President



                                            EMPLOYEE:


                                            /s/ Bernard J. Kosar
                                            -----------------------------------
                                            BERNARD J. KOSAR, JR.

                                                                   Exhibit "A"


                         PRECISION RESPONSE CORPORATION

                             STOCK OPTION AGREEMENT

          Agreement dated as of the 1st day of October, 1997 (the "Date of Grant") between Precision Response Corporation, a Florida corporation (and, collectively with its subsidiaries, if any, the "Company") with its principal office at 1505 N.W. 167th Street, Miami, Florida 33169, and Bernard J. Kosar, Jr., at the address set forth beneath such person's signature on the signature page of this Agreement ("Optionee").

         1.       GRANT OF OPTIONS

                  The Company grants to Optionee, on the terms and conditions set forth below, options (the "Options") to purchase up to 165,000 shares (individually a "Share" and collectively the "Shares") of Precision Response Corporation common stock (the "Common Stock"), par value $.01 per share, for a price of $7.41 per Share (the "Option Price"), subject to adjustment as provided in Paragraph 3 below. Subject to the limitation set forth in the Precision Response Corporation Amended and Restated 1996 Incentive Stock Plan (the "Plan"), a copy of which is attached hereto and incorporated herein by reference, that the aggregate Fair Market Value (as defined in the Plan and as determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options (as defined in and pursuant to the Plan) are exercisable for the first time by a participant during any calendar year (under all option plans of the Company) shall not exceed $100,000, the Options shall be designated as Incentive Stock Options to the maximum extent permitted by law and under the Plan. To the extent that the number of Options which vest in any calendar year pursuant to the vesting schedule set forth below exceeds the number which may properly be designated as Incentive Stock Options pursuant to applicable law or under the Plan, such excess number of Options shall, pursuant to the provisions of Section 6(e) of the Plan, be designated as Nonqualified Stock Options (as defined in and pursuant to the Plan).

         2.       TERMS AND CONDITIONS OF OPTIONS

                  (a)      OPTION PRICE

                           Subject to paragraph 3 hereof, the Option Price shall
be not less than the Fair Market Value per share of Common Stock on the Date of Grant, but in no event less than the par value per Share.

                  (b)      VESTING OF OPTIONS

                           Subject to such further limitations as are provided
for herein, the Options shall vest, if at all (and be exercisable once vested) in the following amounts:

AT OR YEAR FROM                                                PERCENTAGE OF
 DATE OF GRANT                                               OPTIONS VESTED (%)
---------------                                              ------------------
At Date of Grant                                                    50%
One (1) year from Date of Grant                                     75%
Two (2) years from Date of Grant                                   100%


         Notwithstanding the vesting schedule set forth above, the Optionee shall become immediately 100% vested in all outstanding Options and may immediately exercise such Options subject to the time frames set forth in subparagraph (e) below, upon a Change in Control (as defined in that certain Amendment to Employment Agreement dated as of the date hereof between the Company and the Optionee). Optionee shall not become vested in any Options subsequent to the termination of his employment regardless of any exercise period provided in subparagraph (e) below.

                  (c)      TERM OF OPTIONS

                           The Options may be exercised by the Optionee in whole
or in part from time to time, but only during the period beginning on the date of this Agreement and ending September 30, 2004, subject in all cases, however, to subparagraphs (b) and (e) of this paragraph 2, paragraph 3 and the other provisions of this Agreement and the Plan. In no event shall any of the Options granted under this Agreement be exercisable after the expiration of 10 years from the Date of Grant of such Options.

                  (d)      NON-TRANSFERABILITY OF OPTIONS

                           Options shall not be transferable by Optionee other
than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended (the "Code"), or Title I of the Employment Retirement Income Security Act, or the rules thereunder, and, except with respect to a qualified domestic relations order as aforesaid, may be exercised during Optionee's lifetime only by Optionee. If any Options are exercised after Optionee's death, the Company may require evidence reasonably satisfactory to it of the appointment and qualification of Optionee's personal representatives and their authority and of the right of any heir or distributee to exercise such Options.

                  (e)      TERMINATION OF EMPLOYMENT

                           If Optionee's employment with the Company terminates
the unexercised portion of any of the Options granted under this Agreement shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                           (1) The expiration of seven (7) years from the Date
of Grant;

                           (2) The expiration of three months from the date of
termination of the Optionee's employment by the Company (other than a termination described in subparagraph (3), (4) or (5) below); PROVIDED, that, if the Optionee shall die during such three-month period, the time of termination of the unexpired portion of any such Option shall be determined under the provision of subparagraph (4) below;

                           (3) The expiration of one year from the date of
termination of the employment of an Optionee due to permanent and total disability (other than a termination described in subparagraph (5) below);

                           (4) The expiration of eighteen (18) months following
the issuance of letters testamentary or letters of administration to the personal representative, executor or administrator of a deceased Optionee, if the Optionee's death occurs either during his employment by the Company or during the three-month period following the date of termination of such employment (other than a termination described in subparagraph (5) below), but in no event later than two years after the Optionee's death;

                           (5) The date of termination of the Optionee's
employment by the Company if such termination constitutes or is attributable to a breach by the Optionee of an employment agreement with the Company, or its parent, if any, or if the Optionee has been discharged for cause. The Compensation Committee (the "Committee"), as provided in the Plan, shall have the right to determine whether the Optionee has been discharged for cause and the date of such discharge, and such determination of the Committee shall be final and conclusive.

         Neither this Agreement nor any Option granted hereunder shall confer on Optionee any right to continue in the Company's employ, or limit in any respect the Company's right (in the absence of a specific written agreement to the contrary) to terminate Optionee's employment at any time with or without cause.

                  (f)      EXERCISE OF OPTIONS

                           Subject to the limitations set forth herein and the
provisions hereof, the Options may be exercised only by written notice to the Company, at its principal business office or such other office as the Committee may from time to time direct, which shall contain provisions consistent with the provisions of the Plan as the Committee may from time to time prescribe and shall specify the number of optioned Shares being purchased. Not less than one hundred (100) shares may be purchased at any one time upon exercise of the Options unless the number purchased is the total number then purchasable under this Agreement. Subsequent to the grant of any Options which are not immediately exercisable in full, the Committee, at any time before complete termination of such Options, may accelerate the time or times at which such Options may be exercised in whole or in part. Any notice of exercise of Options shall be accompanied by payment of the full purchase price for the Shares being purchased: (i) by check payable to the Company; or (ii) with the prior consent of the Committee, by tendering previously acquired shares of Common Stock having a fair market value (determined as of the date such Options are exercised and in the same manner as the Fair Market Value of the Option Price is determined under the Plan) equal to all of the purchase price; or (iii) by any combination of (i) and (ii). The Company shall have no obligation to deliver the Shares being purchased pursuant to the exercise of any Options, in whole or in part, until the aforesaid payment in full of the purchase price therefor is received by the Company.

                  (g)      ISSUANCE OF SHARES

                           The exercise of Options granted hereunder is subject
to the condition that if at any time the listing, registration or qualification of the Shares covered by the Options upon any securities exchange or under any state or federal law is necessary as a condition of or in connection with the purchase or delivery of Shares, the delivery of any or all Shares pursuant to exercise of the Options may be withheld unless and until such listing, registration or qualification shall have been effected. Optionee agrees to comply with any and all legal requirements relating to Optionee's resale or other disposition of any Shares acquired under this Agreement. The Committee may require, as a condition of exercise of any Options, that the Optionee represent, in writing, that the Shares received upon exercise of the Options are being acquired for investment and not with a view to distribution and agree that the Shares will not be disposed of except pursuant to an effective registration statement under the Securities Act of 1933, as amended, and only after any required qualifications under applicable state securities laws, unless the Company shall have received an opinion of counsel satisfactory to the Company that such disposition is exempt from such registration and qualification. There may be endorsed on certificates representing Shares issued upon the exercise of Options such legends referring to the foregoing representations or any applicable restrictions on resale as the Committee, in its discretion, shall deem reasonably appropriate, as well as place such stop transfer orders with its registrar and transfer agent as it deems reasonably appropriate.

                  (h)      RIGHTS AS A SHAREHOLDER

                           Optionee shall acquire none of the rights of a
shareholder of the Company under this Agreement unless and until certificates for such Shares are issued to Optionee upon the exercise of Options.

         3.       ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC.

                  In the event of any stock split, stock dividend, reclassification or recapitalization which changes the character or amount of the Company's outstanding Common Stock while any portion of any Options theretofore granted pursuant to this Agreement are outstanding but unexercised, the Committee shall make such adjustments in the character and number of Shares subject to such Options and in the Option Price as shall be equitable and appropriate in order to make such Options, as nearly as may be practicable, equivalent to such Options immediately prior to such change; PROVIDED, however, that no such adjustment shall give any Optionee any additional benefits under this Agreement; and PROVIDED FURTHER, that, if any such adjustment is made by reason of a transaction described in section 424(a) of the Code, it shall be made so as to conform to the requirements of that section and the regulations thereunder.

                  If any transaction (other than a change specified in the preceding paragraph) described in section 424(a) of the Code affects the Company's Common Stock subject to any unexercised Option theretofore granted hereunder (hereinafter for purposes of this paragraph 3 referred to as the "old option"), the Committee or any surviving or acquiring corporation may take such action as it deems appropriate, and in conformity with the requirements of that section and the regulations thereunder, to substitute a new option for the old option, in order to make the new option, as nearly as may be practicable, equivalent to the old option, or to assume the old option.

                  If any such change or transaction shall occur, the number and kind of Shares to be issued upon the exercise of any Options shall be adjusted to give effect thereto.

         4.       OPTIONEE BOUND BY PLAN

                  The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by the terms and provisions thereof, regardless of whether such provisions have been set forth in this Agreement. In the event of any conflict between this Agreement and the Plan, the Plan shall govern.

         5.       APPLICATION OF FUNDS

                  The proceeds received by the Company from the sale of Shares subject to Options may be commingled with any other corporate funds and used for any corporate purpose.

         6.       GENERAL

                  (a) Any communication in connection with this Agreement shall be deemed duly given when delivered in person or mailed by certified or registered mail, return receipt requested, to Optionee at his or her address listed on the signature page hereof or such other address of which Optionee shall have advised by similar notice, or to the Company or Committee at the Company's then executive offices.

                  (b) This Agreement sets forth the parties' final and entire agreement with respect to its subject matter, may not be changed or terminated orally and shall be governed by and construed in accordance with the internal law of the State of Florida. This Agreement shall bind and inure to the benefit of Optionee, and his heirs, distributees and personal and legal representatives, and the Company and its successors and assigns.

                  (c) As a condition of the granting of the Options hereunder, Optionee agrees for Optionee and Optionee's heirs, distributees and personal and legal representatives, that any dispute or disagreement which may arise under or as a result of or pursuant to this Agreement shall be determined and resolved by the Committee in its sole discretion, and any interpretation by the Committee of the terms of this Agreement or the Plan shall be final, binding and conclusive.

                  (d) Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.



OPTIONEE:                                  PRECISION RESPONSE CORPORATION,
                                           a Florida corporation,



                                              ---------------------------------
----------------------------------                 David Epstein, President
Bernard J. Kosar, Jr.





---------------------------------
Address

                                                                    Exhibit "B"


                       AMENDMENT TO STOCK OPTION AGREEMENT
                       -----------------------------------

         This Amendment to Stock Option Agreement (this "Amendment") dated as of October 1, 1997, by and between PRECISION RESPONSE CORPORATION, a corporation organized and existing under the laws of the State of Florida (hereinafter referred to as "Company"), and BERNARD J. KOSAR, JR. (hereinafter referred to as "Optionee").

                                   WITNESSETH

         WHEREAS, Company granted stock options to Optionee pursuant to that certain Stock Option Agreement dated as of July 26, 1996 by and between Company and Optionee, as amended (the "Stock Option Agreement"); and

         WHEREAS, Company and Optionee desire to amend as set forth herein the exercise price at which Optionee may purchase a share of the Company's common stock pursuant to the Stock Option Agreement as set forth herein.

         NOW THEREFORE, the parties agree as follows:

         1. All capitalized terms used but not defined herein shall have the meaning ascribed to them in the Stock Option Agreement.

         2. The Stock Option Agreement shall be amended by changing the Option Price from $16.75 to $7.41 per Share (which is the Fair Market Value per share of Common Stock on the date hereof).

         3. Section 2.(b) of the Stock Option Agreement is hereby amended by adding a new additional paragraph to the end of such Section 2.(b) as follows:

                  "Notwithstanding the vesting schedule set forth above, the Optionee shall become immediately 100% vested in all outstanding Options and may immediately exercise such Options subject to the time frames set forth in subparagraph (c) below, upon a Change in Control (as defined in that certain Amendment to Employment Agreement dated as of October 1, 1997, between the Company and the Optionee). Other than as otherwise provided for in this subparagraph (b), Optionee shall not become vested in any Options subsequent to the termination of his employment regardless of any exercise period provided in subparagraph
         (c) below."

         4. Except as otherwise specifically modified by this Amendment, all terms, conditions and provisions of the Stock Option Agreement shall remain effective and shall continue to operate in full force throughout the entire term of the Stock Option Agreement, as amended.

         5. This Amendment shall be governed by and construed pursuant to the laws of the State of Florida.

         6. This Amendment may be executed in counterparts, each of which shall be an original, but both of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.



                                           Company:



                                           PRECISION RESPONSE CORPORATION,
                                           a Florida corporation



                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:



                                           Optionee:



                                           ------------------------------------
                                           BERNARD J. KOSAR, JR.

                                                                  Exhibit "B-1"



                       AMENDMENT TO STOCK OPTION AGREEMENT

         This Amendment to Stock Option Agreement (this "Amendment") dated as of October 1, 1997, by and between PRECISION RESPONSE CORPORATION, a corporation organized and existing under the laws of the State of Florida (hereinafter referred to as "Company"), and BERNARD J. KOSAR, JR. (hereinafter referred to as "Optionee").

                                   WITNESSETH

         WHEREAS, the Company granted stock options to Optionee pursuant to that certain Stock Option Agreement dated as of January 2, 1997 by and between Company and Optionee (the "Stock Option Agreement"); and

         WHEREAS, the Company and Optionee desire to amend as set forth herein the vesting schedule and the exercise price at which Optionee may purchase a share of the Company's common stock pursuant to the Stock Option Agreement.

         NOW THEREFORE, the parties agree as follows:

         1. All capitalized terms used but not defined herein shall have the meaning ascribed to them in the Stock Option Agreement.

         2. The Stock Option Agreement shall be amended by changing the Option Price from $35.38 to $7.41 per Share (which is the Fair Market Value per share of Common Stock on the date hereof).

         3. Section 2.(b) of the Stock Option Agreement is hereby amended by deleting subsections 2.(b) (i), (ii) and (iii) in their entirety and replacing such subsections with the following:

                  "(i) Options to purchase 100,000 of the Shares shall vest on April 2, 1997;

                  (ii) Options to purchase an additional 50,000 of the Shares shall vest on April 2, 1998; and

                  (iii) Options to purchase the remaining 50,000 Shares shall vest on April 2, 1999."

         4. Except as otherwise specifically modified by this Amendment, all terms, conditions and provisions of the Stock Option Agreement shall remain effective and shall continue to operate in full force throughout the entire term of the Stock Option Agreement, as amended.

         5. This Amendment shall be governed by and construed pursuant to the laws of the State of Florida.

         6. This Amendment may be executed in counterparts, each of which shall be an original, but both of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.



                                          COMPANY:

                                          PRECISION RESPONSE CORPORATION,
                                          a Florida corporation



                                          By:
                                            -----------------------------------
                                            Name:
                                            Title:



                                          OPTIONEE:




                                          -------------------------------------
                                          BERNARD J. KOSAR, JR.

                                                                  Exhibit "B-2"


                       AMENDMENT TO STOCK OPTION AGREEMENT

         This Amendment to Stock Option Agreement (this "Amendment") dated as of October 1, 1997, by and between PRECISION RESPONSE CORPORATION, a corporation organized and existing under the laws of the State of Florida (hereinafter referred to as "Company"), and BERNARD J. KOSAR, JR. (hereinafter referred to as "Optionee").

                                   WITNESSETH

         WHEREAS, Company granted stock options to Optionee pursuant to that certain Stock Option Agreement dated as of February 18, 1997 by and between Company and Optionee (the "Stock Option Agreement"); and

         WHEREAS, Company and Optionee desire to amend as set forth herein the vesting schedule and the exercise price at which Optionee may purchase a share of the Company's common stock pursuant to the Stock Option Agreement as set forth herein.

         NOW THEREFORE, the parties agree as follows:

         1. All capitalized terms used but not defined herein shall have the meaning ascribed to them in the Stock Option Agreement.

         2. The Stock Option Agreement shall be amended by changing the Option Price from $33.38 to $7.41 per Share (which is the Fair Market Value per share of Common Stock on the date hereof).

         3. Section 2.(b) of the Stock Option Agreement is hereby deleted in its entirety and replaced with the following:

                  "(b)     VESTING OF OPTIONS

                           Subject to such further limitations as are provided
for herein, the Options shall vest, if at all (and be exercisable once vested) in the following amounts:

                  (i) Options to purchase 25,000 of the Shares shall vest on February 18, 1997;

                  (ii) Options to purchase an additional 12,500 of the Shares shall vest on February 18, 1998; and

                  (iii) Options to purchase the remaining 12, 500 Shares shall vest on February 18, 1999.

                  Notwithstanding the vesting schedule set forth above, the Optionee shall become immediately 100% vested in all outstanding Options and may immediately exercise such Options subject to the time frames set forth in subparagraph (e) below, upon a Change in

         Control (as defined in that certain Amendment to Employment Agreement dated as of October 1, 1997, between the Company and the Optionee). Optionee shall not become vested in any Options subsequent to the termination of his employment regardless of any exercise period provided in subparagraph (e) below."

         4. Except as otherwise specifically modified by this Amendment, all terms, conditions and provisions of the Stock Option Agreement shall remain effective and shall continue to operate in full force throughout the entire term of the Stock Option Agreement, as amended.

         5. This Amendment shall be governed by and construed pursuant to the laws of the State of Florida.

         6. This Amendment may be executed in counterparts, each of which shall be an original, but both of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.



                                           Company:



                                           PRECISION RESPONSE CORPORATION,
                                           a Florida corporation



                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:



                                           Optionee:



                                           ------------------------------------
                                           BERNARD J. KOSAR, JR.




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